UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 6, 2013

FRANKLIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-35085	27-4132729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Cox Road, Glen Allen, Virginia  23060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 967-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On May 6, 2013, Franklin Financial Corporation (the “Company”) issued a press release announcing its financial results for the three and six months ended March 31, 2013.  A copy of the Company’s press release, dated May 6, 2013, is attached to this report as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Other Exhibits

      (d)                 Exhibits

Number                                Description

99.1                                     Press Release dated May 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: May 9, 2013	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer